RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2021
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

26.     RELATED PARTY TRANSACTIONS

Key management personnel include the Company’s Directors, President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and vice presidents. Amounts owing to key management personnel are included in trade and other payables. The Company is committed to making severance payments amounting to approximately $3.6 million to certain officers and management in the event of a change in control of the Company. Compensation to key management personnel consisted of the following:

	2021	2020
Salaries and benefits	$3,009	$3,059
Contract completion bonus - interim CEO	—	171
Directors’ fees	692	531
Termination benefits	665	—
Share-based compensation	1,266	1,935
	$5,632	$5,696